UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04098

Name of Registrant:	Vanguard Chester Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	John E. Schadl, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2024—September 30, 2025

Item 1: Reports to Shareholders.

TABLE OF CONTENTS

PRIMECAP Fund Investor Shares - VPMCX

PRIMECAP Fund Admiral™ Shares - VPMAX

Vanguard PRIMECAP Fund

Investor Shares (VPMCX)

Annual Shareholder Report | September 30, 2025

This annual shareholder report contains important information about Vanguard PRIMECAP Fund (the "Fund") for the period of October 1, 2024, to September 30, 2025. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447. The report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor Shares	$40	0.37%

How did the Fund perform during the reporting period?

  For the 12 months ended September 30, 2025, the Fund underperformed its benchmark.

  Optimism in the U.S. about deregulation, tax cuts, and artificial intelligence was occasionally tempered by market concerns about rising interest rates, stretched equity valuations, and evolving trade policies. The Federal Reserve resumed cutting short-term interest rates in September 2025 in response to an uncertain economic outlook and slowing job gains. The Fed had paused on lowering rates in December 2024 amid mixed market signals.

  Small-, mid-, and large-capitalization stocks all posted positive returns for the 12-month period. Large-caps delivered stronger results than mid- and small-caps, while growth stocks outperformed value.

  A significant overweighting of health care hurt results the most, as the sector declined. Underweight allocations to information technology and communication services also contributed to the underperformance. Strong stock selection in consumer discretionary and financials added value.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2015, Through September 30, 2025

Initial Investment of $10,000

	Investor Shares	S&P 500 Index	Dow Jones U.S. Total Stock Market Float Adjusted Index
2015	$10,000	$10,000	$10,000
2015	$10,878	$10,704	$10,627
2016	$10,664	$10,849	$10,724
2016	$10,693	$11,115	$11,005
2016	$11,740	$11,543	$11,493
2016	$12,035	$11,984	$11,968
2017	$13,028	$12,711	$12,661
2017	$13,782	$13,104	$13,042
2017	$14,529	$13,691	$13,638
2017	$15,586	$14,601	$14,501
2018	$15,837	$14,490	$14,413
2018	$16,289	$14,988	$14,971
2018	$17,850	$16,143	$16,035
2018	$15,274	$13,961	$13,733
2019	$16,917	$15,866	$15,661
2019	$17,285	$16,549	$16,301
2019	$17,420	$16,830	$16,487
2019	$19,517	$18,356	$17,976
2020	$15,580	$14,759	$14,208
2020	$18,268	$17,791	$17,347
2020	$20,041	$19,380	$18,921
2020	$22,883	$21,734	$21,714
2021	$25,182	$23,076	$23,114
2021	$26,935	$25,049	$25,030
2021	$26,002	$25,194	$25,000
2021	$27,875	$27,973	$27,285
2022	$26,574	$26,686	$25,812
2022	$22,979	$22,389	$21,466
2022	$21,517	$21,296	$20,486
2022	$23,652	$22,907	$21,956
2023	$25,296	$24,624	$23,547
2023	$27,634	$26,776	$25,523
2023	$27,554	$25,900	$24,683
2023	$30,297	$28,928	$27,678
2024	$33,066	$31,982	$30,458
2024	$34,849	$33,352	$31,445
2024	$35,150	$35,315	$33,382
2024	$34,370	$36,166	$34,286
2025	$34,011	$34,621	$32,616
2025	$36,720	$38,409	$36,233
2025	$40,568	$41,530	$39,210

Average Annual Total Returns

	1 Year	5 Years	10 Years
Investor Shares	15.41%	15.15%	15.03%
S&P 500 Index	17.60%	16.47%	15.30%
Dow Jones U.S. Total Stock Market Float Adjusted Index	17.46%	15.69%	14.64%

Fund Statistics (as of September 30, 2025)

Fund Net Assets (in millions)	$76,359
Number of Portfolio Holdings	170
Portfolio Turnover Rate	11%
Total Investment Advisory Fees (in thousands)	$132,308

Portfolio Composition % of Net Assets  (as of September 30, 2025)

Communication Services	7.3%
Consumer Discretionary	14.3%
Consumer Staples	1.0%
Energy	1.8%
Financials	8.5%
Health Care	23.5%
Industrials	12.9%
Information Technology	28.0%
Materials	1.3%
Real Estate	0.1%
Other Assets and Liabilities—Net	1.3%

This table reflects the Fund's investments, including short-term investments and other assets and liabilities.

How has the Fund changed?

During the reporting period, the expense ratio for the Investor Share class was reduced.

This is a summary of certain changes to the Fund since September 30, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by January 31, 2026, at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature or upon request at 800-662-7447.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2025 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR59

Vanguard PRIMECAP Fund

Admiral™ Shares (VPMAX)

Annual Shareholder Report | September 30, 2025

This annual shareholder report contains important information about Vanguard PRIMECAP Fund (the "Fund") for the period of October 1, 2024, to September 30, 2025. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447. The report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Admiral Shares	$32	0.30%

How did the Fund perform during the reporting period?

  For the 12 months ended September 30, 2025, the Fund underperformed its benchmark.

  Optimism in the U.S. about deregulation, tax cuts, and artificial intelligence was occasionally tempered by market concerns about rising interest rates, stretched equity valuations, and evolving trade policies. The Federal Reserve resumed cutting short-term interest rates in September 2025 in response to an uncertain economic outlook and slowing job gains. The Fed had paused on lowering rates in December 2024 amid mixed market signals.

  Small-, mid-, and large-capitalization stocks all posted positive returns for the 12-month period. Large-caps delivered stronger results than mid- and small-caps, while growth stocks outperformed value.

  A significant overweighting of health care hurt results the most, as the sector declined. Underweight allocations to information technology and communication services also contributed to the underperformance. Strong stock selection in consumer discretionary and financials added value.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2015, Through September 30, 2025

Initial Investment of $50,000

	Admiral Shares	S&P 500 Index	Dow Jones U.S. Total Stock Market Float Adjusted Index
2015	$50,000	$50,000	$50,000
2015	$54,395	$53,521	$53,135
2016	$53,336	$54,243	$53,621
2016	$53,489	$55,574	$55,023
2016	$58,740	$57,715	$57,463
2016	$60,223	$59,922	$59,841
2017	$65,204	$63,557	$63,307
2017	$68,989	$65,520	$65,211
2017	$72,741	$68,456	$68,189
2017	$78,048	$73,004	$72,504
2018	$79,315	$72,450	$72,066
2018	$81,594	$74,938	$74,857
2018	$89,434	$80,716	$80,177
2018	$76,535	$69,804	$68,664
2019	$84,787	$79,330	$78,305
2019	$86,641	$82,745	$81,506
2019	$87,337	$84,150	$82,433
2019	$97,871	$91,782	$89,881
2020	$78,144	$73,795	$71,041
2020	$91,633	$88,955	$86,734
2020	$100,553	$96,898	$94,604
2020	$114,826	$108,669	$108,568
2021	$126,387	$115,379	$115,569
2021	$135,209	$125,243	$125,148
2021	$130,552	$125,972	$124,999
2021	$139,976	$139,863	$136,424
2022	$133,475	$133,431	$129,058
2022	$115,426	$111,947	$107,329
2022	$108,107	$106,482	$102,431
2022	$118,854	$114,533	$109,782
2023	$127,138	$123,119	$117,734
2023	$138,919	$133,882	$127,615
2023	$138,528	$129,500	$123,417
2023	$152,352	$144,641	$138,390
2024	$166,316	$159,909	$152,292
2024	$175,300	$166,759	$157,225
2024	$176,839	$176,575	$166,910
2024	$172,956	$180,829	$171,430
2025	$171,178	$173,104	$163,082
2025	$184,851	$192,046	$181,165
2025	$204,253	$207,648	$196,051

Average Annual Total Returns

	1 Year	5 Years	10 Years
Admiral Shares	15.50%	15.23%	15.11%
S&P 500 Index	17.60%	16.47%	15.30%
Dow Jones U.S. Total Stock Market Float Adjusted Index	17.46%	15.69%	14.64%

Fund Statistics (as of September 30, 2025)

Fund Net Assets (in millions)	$76,359
Number of Portfolio Holdings	170
Portfolio Turnover Rate	11%
Total Investment Advisory Fees (in thousands)	$132,308

Portfolio Composition % of Net Assets  (as of September 30, 2025)

Communication Services	7.3%
Consumer Discretionary	14.3%
Consumer Staples	1.0%
Energy	1.8%
Financials	8.5%
Health Care	23.5%
Industrials	12.9%
Information Technology	28.0%
Materials	1.3%
Real Estate	0.1%
Other Assets and Liabilities—Net	1.3%

This table reflects the Fund's investments, including short-term investments and other assets and liabilities.

How has the Fund changed?

During the reporting period, the expense ratio for the Admiral Share class was reduced.

This is a summary of certain changes to the Fund since September 30, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by January 31, 2026, at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature or upon request at 800-662-7447.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2025 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR559

Item 2: Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

All members of the Audit and Risk Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: Sarah Bloom Raskin, Peter F. Volanakis, Tara Bunch, and Mark Loughridge.

Item 4: Principal Accountant Fees and Services.

Includes fees billed in connection with services to the Registrant only.

	Fiscal Year Ended September 30, 2025	Fiscal Year Ended September 30, 2024
(a) Audit Fees.	$28,000	$32,000
(b) Audit-Related Fees.	0	0
(c) Tax Fees.	0	0
(d) All Other Fees.	0	0
Total.	$28,000	$32,000

(e)            (1) Pre-Approval Policies. The audit committee is responsible for pre-approving all audit and non-audit services provided by PwC to: (i) the Vanguard funds; and (ii) Vanguard, or any entity controlled by Vanguard that provides ongoing services to the Vanguard funds. All services provided to Vanguard entities by the independent auditor, whether or not they are subject to preapproval, must be disclosed to the audit committee. The audit committee chair may preapprove any permissible audit and non-audit services as long as any preapproval is brought to the attention of the full audit committee at the next scheduled meeting.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)             For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)            Aggregate Non-Audit Fees.

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

	Fiscal Year Ended September 30, 2025	Fiscal Year Ended September 30, 2024
Non-audit fees to the Registrant only, listed as (b)through (d)above.	$0	$0

Non-audit Fees to other registered investment companies in the Vanguard complex, The Vanguard Group,Inc., and Vanguard Marketing Corporation.
Audit-Related Fees.	$3,803,970	$3,508,505
Tax Fees.	$1,784,220	$2,017,364
All Other Fees.	$25,000	$268,000
Total.	$5,613,190	$5,793,869

(h)            For the most recent fiscal year, the Audit and Risk Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: Sarah Bloom Raskin, Peter F. Volanakis, Tara Bunch, and Mark Loughridge.

Item 6: Investments.

Not applicable. The complete schedule of investments is included in the financial statements filed under Item 7 of this Form.

Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Financial Statements
For the year ended September 30, 2025
Vanguard PRIMECAP Fund

Contents
Financial Statements	1
Report of Independent Registered Public Accounting Firm	14
Tax information	15

PRIMECAP Fund
Financial Statements
Schedule of Investments
As of September 30, 2025
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (98.7%)
Communication Services (7.3%)
	Alphabet Inc. Class A	9,994,410	2,429,641
*	Baidu Inc. ADR	7,313,761	963,734
	Alphabet Inc. Class C	2,930,298	713,674
	Walt Disney Co.	4,532,650	518,988
	Meta Platforms Inc. Class A	506,650	372,074
	Universal Music Group NV	6,818,929	197,050
*	Netflix Inc.	111,100	133,200
*	Spotify Technology SA	156,775	109,429
*	Live Nation Entertainment Inc.	478,400	78,171
	T-Mobile US Inc.	318,040	76,132
*	Altice USA Inc. Class A	4,710,800	11,353
	Nintendo Co. Ltd.	17,500	1,514
			5,604,960
Consumer Discretionary (14.3%)
	Alibaba Group Holding Ltd. ADR	12,026,117	2,149,428
*	Tesla Inc.	4,701,700	2,090,940
*	Amazon.com Inc.	7,342,550	1,612,204
[1]	Sony Group Corp. ADR	40,269,887	1,159,370
	Ross Stores Inc.	7,361,250	1,121,781
	TJX Cos. Inc.	6,605,000	954,687
	Royal Caribbean Cruises Ltd.	1,466,600	474,562
*,2	Mattel Inc.	22,148,968	372,767
*	Flutter Entertainment plc	1,088,367	276,445
[1,2]	Whirlpool Corp.	2,964,252	232,990
	eBay Inc.	1,088,360	98,986
*	Burlington Stores Inc.	267,700	68,130
*	Carnival Corp.	2,054,065	59,383
	NIKE Inc. Class B	826,300	57,618
*	Victoria's Secret & Co.	1,855,400	50,355
*	Viking Holdings Ltd.	727,573	45,226
	Newell Brands Inc.	5,700,000	29,868
	Marriott International Inc. Class A	97,000	25,263
*	Ulta Beauty Inc.	21,000	11,482
	Bath & Body Works Inc.	317,700	8,184
	Dick's Sporting Goods Inc.	20,400	4,533
			10,904,202
Consumer Staples (1.0%)
*	Dollar Tree Inc.	2,582,600	243,720
	Sysco Corp.	2,559,133	210,719
*	US Foods Holding Corp.	2,640,500	202,315
	Philip Morris International Inc.	646,300	104,830
	Altria Group Inc.	187,300	12,373
	Walmart Inc.	119,600	12,326
	Tyson Foods Inc. Class A	128,000	6,950
	Coca-Cola Co.	30,700	2,036
			795,269
Energy (1.8%)
	Chevron Corp.	3,906,930	606,707
	ConocoPhillips	6,253,900	591,556
	EOG Resources Inc.	1,429,900	160,320
*	Transocean Ltd. (XNYS)	9,254,000	28,873
	Exxon Mobil Corp.	62,035	6,995
	Schlumberger NV	131,400	4,516
			1,398,967
Financials (8.5%)
	Charles Schwab Corp.	13,592,292	1,297,656
	Visa Inc. Class A	2,546,000	869,153
	Wells Fargo & Co.	10,229,067	857,400

PRIMECAP Fund
		Shares	Market Value• ($000)
	JPMorgan Chase & Co.	2,575,800	812,485
	Raymond James Financial Inc.	4,122,019	711,460
	Northern Trust Corp.	2,838,900	382,116
	Marsh & McLennan Cos. Inc.	1,707,416	344,096
*	PayPal Holdings Inc.	3,560,100	238,740
	Mastercard Inc. Class A	386,500	219,845
	CME Group Inc.	812,368	219,494
	Progressive Corp.	697,630	172,280
	Citigroup Inc.	1,680,400	170,561
	Bank of America Corp.	1,575,232	81,266
	Fidelity National Information Services Inc.	611,500	40,322
*,3	Sony Financial Group Inc.	8,053,977	29,800
			6,446,674
Health Care (23.5%)
	Eli Lilly & Co.	6,500,415	4,959,817
*	Boston Scientific Corp.	22,347,689	2,181,805
	AstraZeneca plc ADR	26,253,168	2,014,143
	Amgen Inc.	6,092,516	1,719,308
*,2	Biogen Inc.	8,452,780	1,184,066
	Novartis AG ADR	6,577,085	843,445
	GSK plc ADR	18,321,150	790,741
*	BeOne Medicines Ltd. ADR	2,309,422	786,820
	Thermo Fisher Scientific Inc.	1,479,779	717,723
	Bristol-Myers Squibb Co.	12,016,390	541,939
*	Elanco Animal Health Inc. (XNYS)	19,996,039	402,720
*	BioMarin Pharmaceutical Inc.	5,469,930	296,251
	Roche Holding AG	736,325	245,184
	Danaher Corp.	1,131,914	224,413
	Zimmer Biomet Holdings Inc.	1,922,900	189,406
	Stryker Corp.	400,852	148,183
	CVS Health Corp.	1,913,690	144,273
*	Edwards Lifesciences Corp.	1,814,579	141,120
	Agilent Technologies Inc.	698,856	89,698
	Abbott Laboratories	617,330	82,685
	Alcon AG	882,283	65,739
*	IQVIA Holdings Inc.	296,723	56,360
	UnitedHealth Group Inc.	129,083	44,572
[4]	Siemens Healthineers AG	720,800	39,043
	Sanofi SA ADR	776,280	36,641
	Sandoz Group AG	106,200	6,334
*	Waters Corp.	10,227	3,066
*	Zimvie Inc.	27,100	513
			17,956,008
Industrials (12.9%)
	Siemens AG (Registered)	6,620,459	1,787,378
	FedEx Corp.	6,277,628	1,480,327
*	United Airlines Holdings Inc.	10,022,403	967,162
	Southwest Airlines Co.	25,252,878	805,819
	Delta Air Lines Inc.	9,958,220	565,129
	Airbus SE	2,350,037	548,795
	TransDigm Group Inc.	393,566	518,728
	Caterpillar Inc.	1,083,670	517,073
	Norfolk Southern Corp.	864,351	259,660
*	American Airlines Group Inc.	21,837,713	245,456
	Union Pacific Corp.	915,000	216,279
	Otis Worldwide Corp.	2,066,200	188,913
	Textron Inc.	2,232,760	188,646
	Booz Allen Hamilton Holding Corp.	1,636,638	163,582
	Carrier Global Corp.	2,673,639	159,616
*	Alaska Air Group Inc.	3,090,060	153,823
	United Parcel Service Inc. Class B (XNYS)	1,543,670	128,943
	General Dynamics Corp.	331,840	113,157
	AMETEK Inc.	539,997	101,519
	Rockwell Automation Inc.	287,592	100,522
	Honeywell International Inc.	349,500	73,570
	JB Hunt Transport Services Inc.	515,900	69,218
*	Boeing Co.	320,200	69,109
	CSX Corp.	1,943,800	69,024
	RTX Corp.	370,600	62,013

PRIMECAP Fund
		Shares	Market Value• ($000)
	nVent Electric plc	573,850	56,605
	General Electric Co.	187,700	56,464
*	Lyft Inc. Class A	1,845,000	40,608
	Ryanair Holdings plc ADR	602,522	36,284
	IDEX Corp.	215,811	35,125
	Deere & Co.	63,760	29,155
	WillScot Holdings Corp.	1,118,600	23,614
*	Uber Technologies Inc.	141,400	13,853
			9,845,169
Information Technology (28.0%)
	Micron Technology Inc.	18,382,228	3,075,714
	Microsoft Corp.	5,238,160	2,713,105
	KLA Corp.	2,172,020	2,342,741
	NVIDIA Corp.	12,521,500	2,336,262
*	Intel Corp.	49,387,518	1,656,951
	Oracle Corp.	5,317,196	1,495,408
	Texas Instruments Inc.	7,782,282	1,429,839
*	Adobe Inc.	2,809,257	990,965
	NetApp Inc.	5,622,931	666,092
	Analog Devices Inc.	2,351,860	577,852
	Intuit Inc.	785,700	536,562
	Apple Inc.	1,389,200	353,732
	HP Inc.	11,261,856	306,660
	Cisco Systems Inc.	4,202,079	287,506
	Hewlett Packard Enterprise Co.	11,271,168	276,820
	QUALCOMM Inc.	1,264,156	210,305
	Teradyne Inc.	1,402,105	192,986
	Infineon Technologies AG	4,692,056	184,070
	Entegris Inc.	1,872,891	173,168
	Marvell Technology Inc.	2,009,939	168,976
*	Fair Isaac Corp.	106,500	159,381
	Corning Inc.	1,880,500	154,257
*	Autodesk Inc.	454,200	144,286
[1]	Telefonaktiebolaget LM Ericsson ADR	17,290,169	142,990
	Broadcom Inc.	382,818	126,296
	Applied Materials Inc.	607,896	124,461
*	Palo Alto Networks Inc.	599,790	122,129
	Jabil Inc.	382,500	83,068
	Western Digital Corp.	617,000	74,077
*	Okta Inc.	760,211	69,711
	Salesforce Inc.	290,250	68,789
	Dell Technologies Inc. Class C	271,270	38,458
*	Advanced Micro Devices Inc.	226,500	36,645
*	Synopsys Inc.	64,800	31,972
*	Keysight Technologies Inc.	177,900	31,118
*	Gartner Inc.	77,500	20,372
*	Arista Networks Inc.	16,000	2,331
*	Nice Ltd. ADR	1,250	181
			21,406,236
Materials (1.3%)
*	Glencore plc	59,364,156	273,409
	Linde plc	436,500	207,338
	Albemarle Corp.	1,889,794	153,224
	DuPont de Nemours Inc.	1,464,016	114,047
	Freeport-McMoRan Inc.	2,039,900	80,005
	Dow Inc.	3,478,029	79,751
	Corteva Inc.	871,250	58,923
			966,697
Real Estate (0.1%)
	Welltower Inc.	285,681	50,891
Total Common Stocks (Cost $25,818,823)			75,375,073

PRIMECAP Fund
		Shares	Market Value• ($000)
Temporary Cash Investments (1.3%)
Money Market Fund (1.3%)
[5,6]	Vanguard Market Liquidity Fund, 4.180% (Cost $1,019,163)	10,194,514	1,019,452
Total Investments (100.0%) (Cost $26,837,986)			76,394,525
Other Assets and Liabilities—Net (0.0%)			(35,958)
Net Assets (100%)			76,358,567
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $79,195.
2	Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3	Security value determined using significant unobservable inputs.
4	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2025, the aggregate value was $39,043, representing 0.1% of net assets.
5	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6	Collateral of $80,810 was received for securities on loan.
ADR—American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

PRIMECAP Fund
Statement of Assets and Liabilities
As of September 30, 2025

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $24,760,300)	73,585,250
Affiliated Issuers (Cost $2,077,686)	2,809,275
Total Investments in Securities	76,394,525
Investment in Vanguard	1,847
Cash	122
Foreign Currency, at Value (Cost $314)	313
Receivables for Investment Securities Sold	35,626
Receivables for Accrued Income	116,347
Receivables for Capital Shares Issued	4,495
Total Assets	76,553,275
Liabilities
Payables for Investment Securities Purchased	36,463
Collateral for Securities on Loan	80,810
Payables to Investment Advisor	32,922
Payables for Capital Shares Redeemed	40,116
Payables to Vanguard	4,397
Total Liabilities	194,708
Net Assets	76,358,567
1 Includes $79,195 of securities on loan.
At September 30, 2025, net assets consisted of:

Paid-in Capital	17,468,223
Total Distributable Earnings (Loss)	58,890,344
Net Assets	76,358,567

Investor Shares—Net Assets
Applicable to 27,604,317 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	5,232,879
Net Asset Value Per Share—Investor Shares	$189.57

Admiral™ Shares—Net Assets
Applicable to 362,069,020 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	71,125,688
Net Asset Value Per Share—Admiral Shares	$196.44

See accompanying Notes, which are an integral part of the Financial Statements.

PRIMECAP Fund
Statement of Operations

Year Ended September 30, 2025
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	927,157
Dividends—Affiliated Issuers	19,104
Interest—Unaffiliated Issuers	24
Interest—Affiliated Issuers	49,629
Securities Lending—Net	312
Total Income	996,226
Expenses
Investment Advisory Fees—Note B	132,308
The Vanguard Group—Note C
Management and Administrative—Investor Shares	9,069
Management and Administrative—Admiral Shares	77,259
Marketing and Distribution—Investor Shares	170
Marketing and Distribution—Admiral Shares	2,033
Custodian Fees	1,682
Auditing Fees	28
Shareholders’ Reports and Proxy Fees—Investor Shares	84
Shareholders’ Reports and Proxy Fees—Admiral Shares	262
Trustees’ Fees and Expenses	43
Other Expenses	240
Total Expenses	223,178
Net Investment Income	773,048
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers[2]	12,371,240
Investment Securities Sold—Affiliated Issuers[2]	11,364
Foreign Currencies	(602)
Realized Net Gain (Loss)	12,382,002
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	(1,939,870)
Investment Securities—Affiliated Issuers	(645,907)
Foreign Currencies	1,440
Change in Unrealized Appreciation (Depreciation)	(2,584,337)
Net Increase (Decrease) in Net Assets Resulting from Operations	10,570,713
1	Dividends are net of foreign withholding taxes of $23,756.
2	Includes $2,734,366 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.

PRIMECAP Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2025 ($000)	2024 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	773,048	768,964
Realized Net Gain (Loss)	12,382,002	4,396,710
Change in Unrealized Appreciation (Depreciation)	(2,584,337)	12,409,463
Net Increase (Decrease) in Net Assets Resulting from Operations	10,570,713	17,575,137
Distributions
Investor Shares	(305,962)	(342,044)
Admiral Shares	(4,412,334)	(4,449,800)
Total Distributions	(4,718,296)	(4,791,844)
Capital Share Transactions
Investor Shares	(246,930)	(571,119)
Admiral Shares	(7,580,628)	862,243
Net Increase (Decrease) from Capital Share Transactions	(7,827,558)	291,124
Total Increase (Decrease)	(1,975,141)	13,074,417
Net Assets
Beginning of Period	78,333,708	65,259,291
End of Period	76,358,567	78,333,708

See accompanying Notes, which are an integral part of the Financial Statements.

PRIMECAP Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$175.13	$147.17	$126.26	$168.72	$142.86
Investment Operations
Net Investment Income[1]	1.632	1.591	1.632	1.456	1.183
Net Realized and Unrealized Gain (Loss) on Investments	23.447	37.177	31.717	(27.430)	39.134
Total from Investment Operations	25.079	38.768	33.349	(25.974)	40.317
Distributions
Dividends from Net Investment Income	(1.550)	(1.659)	(1.549)	(1.150)	(1.542)
Distributions from Realized Capital Gains	(9.089)	(9.149)	(10.890)	(15.336)	(12.915)
Total Distributions	(10.639)	(10.808)	(12.439)	(16.486)	(14.457)
Net Asset Value, End of Period	$189.57	$175.13	$147.17	$126.26	$168.72
Total Return[2]	15.41%	27.57%	28.06%	-17.25%	29.74%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,233	$5,076	$4,762	$4,243	$5,878
Ratio of Total Expenses to Average Net Assets	0.37%	0.38%[3]	0.38%[3]	0.38%[3]	0.38%
Ratio of Net Investment Income to Average Net Assets	0.97%	0.99%	1.17%	0.95%	0.73%
Portfolio Turnover Rate	11%[4]	4%	4%	3%	5%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.38%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

PRIMECAP Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$181.48	$152.51	$130.87	$174.92	$148.12
Investment Operations
Net Investment Income[1]	1.829	1.762	1.793	1.621	1.345
Net Realized and Unrealized Gain (Loss) on Investments	24.287	38.521	32.854	(28.426)	40.564
Total from Investment Operations	26.116	40.283	34.647	(26.805)	41.909
Distributions
Dividends from Net Investment Income	(1.736)	(1.830)	(1.718)	(1.343)	(1.716)
Distributions from Realized Capital Gains	(9.420)	(9.483)	(11.289)	(15.902)	(13.393)
Total Distributions	(11.156)	(11.313)	(13.007)	(17.245)	(15.109)
Net Asset Value, End of Period	$196.44	$181.48	$152.51	$130.87	$174.92
Total Return[2]	15.50%	27.66%	28.14%	-17.19%	29.83%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$71,126	$73,258	$60,497	$51,598	$68,059
Ratio of Total Expenses to Average Net Assets	0.30%	0.31%[3]	0.31%[3]	0.31%[3]	0.31%
Ratio of Net Investment Income to Average Net Assets	1.05%	1.06%	1.24%	1.02%	0.80%
Portfolio Turnover Rate	11%[4]	4%	4%	3%	5%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.31%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

PRIMECAP Fund
Notes to Financial Statements
Vanguard PRIMECAP Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2025, the fund did not utilize the credit facilities or the Interfund Lending Program.

PRIMECAP Fund
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the applicable countries' tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Amounts related to these reclaims are recorded when there are no significant uncertainties as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Such tax reclaims and related professional fees, if any, are included in dividend income and other expenses, respectively.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxy fees. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended September 30, 2025, the investment advisory fee represented an effective annual basic rate of 0.18% of the fund’s average net assets.
In November 2025, the board of trustees approved changes to the fund's advisory fee structure, lowering the base fee and introducing a performance-based incentive. The changes are effective November 24, 2025.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2025, the fund had contributed to Vanguard capital in the amount of $1,847,000, representing less than 0.01% of the fund’s net assets and 0.74% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments as of September 30, 2025, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	72,062,496	3,282,777	29,800	75,375,073
Temporary Cash Investments	1,019,452	—	—	1,019,452
Total	73,081,948	3,282,777	29,800	76,394,525
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. Examples of permanent differences include, but are not limited to, the accounting for passive foreign investment companies, in-kind redemptions, swap agreements, and distributions in connection with fund share redemptions.
Permanent differences were reclassified between the following accounts:	Amount ($000)
Paid-in Capital	3,620,656
Total Distributable Earnings (Loss)	(3,620,656)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Examples of temporary differences include, but are not limited to, capital loss carryforwards, the deferral of losses from wash sales, the recognition of unrealized

PRIMECAP Fund
gains or losses from certain derivative contracts, and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	721,335
Undistributed Long-Term Gains	8,821,236
Net Unrealized Gains (Losses)	49,349,613
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Other Temporary Differences	(1,840)
Total	58,890,344
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2025 Amount ($000)	2024 Amount ($000)
Ordinary Income*	771,975	796,382
Long-Term Capital Gains	3,946,321	3,995,462
Total	4,718,296	4,791,844
*	Includes short-term capital gains, if any.
As of September 30, 2025, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	27,047,469
Gross Unrealized Appreciation	50,916,740
Gross Unrealized Depreciation	(1,569,684)
Net Unrealized Appreciation (Depreciation)	49,347,056
F.	During the year ended September 30, 2025, the fund purchased $8,020,720,000 of investment securities and sold $16,102,683,000 of investment securities, other than temporary cash investments. In addition, the fund purchased and sold investment securities of $0 and $3,156,571,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
G.	Capital share transactions for each class of shares were:

	Year Ended September 30,
	2025		2024
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	365,032	2,208	374,366	2,347
Issued in Lieu of Cash Distributions	287,405	1,789	324,042	2,159
Redeemed	(899,367)	(5,377)	(1,269,527)	(7,883)
Net Increase (Decrease)—Investor Shares	(246,930)	(1,380)	(571,119)	(3,377)
Admiral Shares
Issued	1,673,492	9,677	2,201,007	13,110
Issued in Lieu of Cash Distributions	4,095,268	24,617	4,151,273	26,707
Redeemed	(13,349,388)	(75,898)	(5,490,037)	(32,813)
Net Increase (Decrease)—Admiral Shares	(7,580,628)	(41,604)	862,243	7,004

PRIMECAP Fund
H.	Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:
		Current Period Transactions
	Sep. 30, 2024 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2025 Market Value ($000)
Biogen Inc.	1,779,413	4,990	105,037	26,746	(522,046)	—	—	1,184,066
Mattel Inc.	479,314	—	54,346	(6,404)	(45,797)	—	—	372,767
Vanguard Market Liquidity Fund	1,542,020	NA1	NA1	53	(81)	49,629	—	1,019,452
Whirlpool Corp.	335,748	649	16,393	(9,031)	(77,983)	19,104	—	232,990
Total	4,136,495	5,639	175,776	11,364	(645,907)	68,733	—	2,809,275
1	Not applicable—purchases and sales are for temporary cash investment purposes.
I.	Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, political or regulatory conditions, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
J.	Operating segments are components of an entity that engage in business activities, have discrete financial information available, and have their operating results regularly reviewed by a chief operating decision maker (“CODM”). The fund is considered a single segment. Vanguard’s chief executive officer, chief investment officer, and chief financial officer, who are also officers of the fund, as well as the fund’s chief financial officer collectively act as the CODM. Vanguard has established various management committees to assist the CODM with overseeing aspects of the fund’s daily operations. Through these committees, the CODM manages the fund’s operations to achieve a single investment objective, as detailed in its prospectus, through the execution of the fund’s investment strategies. When assessing segment performance and making decisions about segment resources, the CODM relies on the fund’s portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in the fund’s financial statements. Segment assets, liabilities, income, and expenses are also detailed in the accompanying financial statements.
K.	Management has determined that no other subsequent events or transactions occurred through the date the financial statements were issued that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Chester Funds and Shareholders of Vanguard PRIMECAP Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard PRIMECAP Fund (one of the funds constituting Vanguard Chester Funds, referred to hereafter as the "Fund") as of September 30, 2025, the related statement of operations for the year ended September 30, 2025, the statement of changes in net assets for each of the two years in the period ended September 30, 2025, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2025 and the financial highlights for each of the five years in the period ended September 30, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 20, 2025
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Tax information (unaudited)
For corporate shareholders, 96.6%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $772,128,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for purposes of the maximum rate under section 1(h)(11) for calendar year 2024. Shareholders will be notified in January 2026 via IRS Form 1099 of the amounts for use in preparing their 2025 income tax return.
The fund hereby designates for the fiscal year $22,873,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund for the fiscal year are qualified short-term capital gains.
The fund distributed $4,661,324,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
Q590 112025

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9: Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10: Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable. The Trustees’ Fees and Expenses are included in the financial statements filed under Item 7 of this Form.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contracts.

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard PRIMECAP Fund has renewed the fund’s investment advisory arrangement with PRIMECAP Management Company (PRIMECAP). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Oversight and Manager Search team, which is responsible for fund and advisor oversight and product management. The Oversight and Manager Search team met regularly with the advisor and made presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations conducted by the Oversight and Manager Search team. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received periodic reports throughout the year, which included information about the fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Oversight and Manager Search team’s ongoing assessment of the advisor.

Prior to their meeting, the trustees were provided with a memo and material that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that PRIMECAP, founded in 1983, is recognized for its long-term approach to growth equity investing. Five experienced portfolio managers are responsible for separate sub-portfolios, and each portfolio manager employs a fundamental, research-driven approach in seeking to identify companies with long-term growth potential that the market has yet to appreciate. The multi-counselor approach employed by PRIMECAP is designed to emphasize individual decision-making and enable the portfolio managers to invest in their highest-conviction ideas. The advisor’s fundamental research focuses on developing opinions independent from Wall Street’s consensus and maintaining a long-term horizon. PRIMECAP has managed the fund since its inception in 1984.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.

Cost

The board concluded that the fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also below the peer-group average.

The board did not consider the profitability of PRIMECAP in determining whether to approve the advisory fee, because PRIMECAP is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Item 12: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 16: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no changes in the Registrant’s Internal Control Over Financial Reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18: Recovery of Erroneously Awarded Compensation

Not applicable.

Item 19: Exhibits.

(a)(1)	Code of Ethics filed herewith.
(a)(2)	Certifications filed herewith.
(a)(2)	Certifications filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD CHESTER FUNDS

BY:	/s/ SALIM RAMJI*
SALIM RAMJI
CHIEF EXECUTIVE OFFICER

Date: November 21, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD CHESTER FUNDS

BY:	/s/ SALIM RAMJI*
SALIM RAMJI
CHIEF EXECUTIVE OFFICER

Date: November 21, 2025

VANGUARD CHESTER FUNDS

BY:	/s/ CHRISTINE BUCHANAN*
CHRISTINE BUCHANAN
CHIEF FINANCIAL OFFICER

Date: November 21, 2025

* By:	/s/ John E. Schadl

John E. Schadl, pursuant to a Power of Attorney  filed on February 28, 2025 (see File Number 333-177613), Incorporated by Reference.